Exhibit 10.38

EXECUTION VERSION

FIRST AMENDMENT

FIRST AMENDMENT, dated as of May 16, 2007 (this “First Amendment”), to the Credit Agreement, dated as of April 20, 2007 (the “Credit Agreement”), among Apollo Management Holdings, L.P., a Delaware limited partnership (the “Borrower”), the Lenders party thereto from time to time, JPMorgan Chase Bank, N.A., as administrative agent (the “Administrative Agent”), and the other parties party thereto.

W I T N E S S E T H:

WHEREAS, the Borrower and the Administrative Agent are parties to the Credit Agreement;

WHEREAS, the Borrower has requested certain amendments to the Credit Agreement as set forth herein; and

WHEREAS, the Required Lenders have consented to the requested amendments as set forth herein;

NOW THEREFORE, in consideration of the premises and the mutual covenants hereinafter set forth, the parties hereto hereby agree as follows:

1. Defined Terms. Unless otherwise defined herein, capitalized terms used herein which are defined in the Credit Agreement are used herein as therein defined.

2. Amendments to Section 1. Section 1.1 of the Credit Agreement is hereby amended as follows:

(a) by inserting the following definitions in appropriate alphabetical order:

“Beneficiaries”: the Lenders, the Lender Counterparties and the Administrative Agent.

“First Amendment”: the First Amendment, dated as of May 16,2007, to this Agreement.

“First Amendment Effective Date”: as defined in the First Amendment.

“Lender Counterparty”: a party to a Swap Agreement that is Lender or an affiliate of a Lender as of the Closing Date or at the time of execution of such Swap Agreement (including a party to a Swap Agreement that is a Lender or an affiliate of a Lender as of the Closing Date or at the time of execution of such Swap Agreement that subsequently ceases to be a Lender or an affiliate of a Lender).; and

(b) by amending the definition of “Guaranteed Obligations” by inserting “payment and performance” immediately before “obligations” and deleting “any Loan Party in respect of any Hedging Amount with any Lender or any affiliate of any Lender.” and inserting in lieu thereof “each Loan Party under each Swap Agreement with a Lender Counterparty.”

3. Amendment to Section 8. Section 8 of the Credit Agreement is hereby amended by deleting all references therein to the words “the Lender”, “the Lenders”, “each Lender and the Administrative Agent” and “the Administrative Agent or any Lender” and inserting in lieu thereof the words “the Beneficiaries”; provided, however, the words “the Lenders” on the third line of Section 8.4 shall not be amended.

4. Conditions to Effectiveness of this Amendment. This First Amendment shall become effective on and as of the date (such date the “First Amendment Effective Date”) of the execution and delivery of this First Amendment by the Borrower, the Administrative Agent and the Required Lenders.

5. Miscellaneous.

(a) Representation and Warranties. The Borrower hereby represents that as of the First Amendment Effective Date each of the representations and warranties made by any Loan Party in or pursuant to the Apollo Management Holdings Credit Agreement and the “Loan Documents” thereunder is true and correct in all material respects as if made on and as of such date, and no Default or Event of Default has occurred and is continuing after giving effect to the amendments contemplated herein.

(b) Effect. Except as expressly amended hereby, all of the representations, warranties, terms, covenants and conditions of the Credit Agreement shall remain unamended and not waived and shall continue to be in full force and effect.

(c) Counterparts. This First Amendment may be executed by one or more of the parties to this First Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

(d) Severability. Any provision of this First Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

(e) Integration. This First Amendment and the other Loan Documents represent the agreement of the Loan Parties, the Administrative Agent and the Lenders with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by the Administrative Agent or any Lender relative to the subject matter hereof not expressly set forth or referred to herein or in the other Loan Documents.

(f) GOVERNING LAW. THIS FIRST AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS FIRST AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

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IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

Borrower:

APOLLO MANAGEMENT HOLDINGS, L.P.

By:	APOLLO MANAGEMENT HOLDINGS GP, LLC
its General Partner

By:	/s/ John J. Suydam
Name: John J. Suydam
Title: Vice President and Secretary

[Signature Page to First Amendment]

Administrative Agent:

JPMORGAN CHASE BANK, N.A.

By:	/s/ Authorized Signatory
Name:
Title:

[Signature Page to First Amendment]

Lenders:

JPMORGAN CHASE BANK, N.A., as Lender

By:	/s/ Authorized Signatory
Name:
Title:

[Signature Page to First Amendment]

BEAR STEARNS CORPORATE LENDING INC.,
as Lender

By:	/s/ Authorized Signatory
Name:
Title:

[Signature Page to First Amendment]

BLUE RIDGE INVESTMENTS, LLC,
as Lender

By:	/s/ Authorized Signatory
Name:
Title:

[Signature Page to First Amendment]

CITIBANK, N.A, as Lender

By:	/s/ Authorized Signatory
Name:
Title:

[Signature Page to First Amendment]

CREDIT SUISSE, CAYMAN ISLANDS BRANCH, as Lender

By:	/s/ Authorized Signatory
Name:
Title:

By:	/s/ Authorized Signatory
Name:
Title:

[Signature Page to First Amendment]

DEUTSCH BANK TRUST COMPANY AMERICAS, as Lender

By:	/s/ Authorized Signatory
Name:
Title:

By:	/s/ Authorized Signatory
Name:
Title:

[Signature Page to First Amendment]

GOLDMAN SACHS CREDIT PARTNERS L.P., as Lender

By:	/s/ Authorized Signatory
Name:
Title:

[Signature Page to First Amendment]

LEHMAN COMMERCIAL PAPER INC., as Lender

By:	/s/ Authorized Signatory
Janine M. Shugan Authorized Signatory

[Signature Page to First Amendment]

MERRILL LYNCH BANK USA, as Lender

By:	/s/ Authorized Signatory
	Name:	Louis Alder
	Title:	Director

[Signature Page to First Amendment]

MORGAN STANLEY SENIOR FUNDING, INC., as Lender

By:	/s/ Authorized Signatory
	Name:	Henry F. D’Alessandro
	Title:	Vice President Morgan Stanley Senior Funding, Inc.

[Signature Page to First Amendment]

UBS LOAN FINANCE LLC, as Lender

By:	/s/ Authorized Signatory
	Name:	Richard L. Tavrow
	Title:	Director

By:	/s/ Authorized Signatory
	Name:	Irja P. Otsa
	Title:	Associate Director

[Signature Page to First Amendment]